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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 24, 2001
                                                        ----------------


                            Approved Financial Corp.
                            ------------------------
              Exact name of registrant as specified in its charter



          Virginia                 000-23775              52-0792752
          --------                 ---------              ----------
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)


     1716 Corporate Landing Parkway
     Virginia Beach, Virginia                           23454
     ------------------------                           -----
Address of principal executive offices                  Zip Code


Registrant's telephone number, including area code  (757) 430-1400
                                                    --------------


_____________________________________________________________________________
(Former name or former address, if changed since last report.)



Item 4.  Changes in Registrant's Certifying Accountants

On October 24, 2001, Grant Thornton LLP was engaged as the independent accountant for the Registrant whose principal office is in Virginia Beach, Virginia. The Audit Committee of the Board of Directors approved engaging Grant Thornton, LLP.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Approved Financial Corp.



     October 26, 2001                  By: /s/ Allen D. Wykle
     ----------------                  ---------------------------------
                                       Allen D. Wykle, President and CEO